                                   EXHIBIT 24


                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of February, 2000.




                                          /s/ Robert C. Gallagher
                                          -----------------------------
                                          Robert C. Gallagher
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of February, 2000.




                                          /s/ Robert S. Gaiswinkler
                                          -----------------------------
                                          Robert S. Gaiswinkler
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.




                                          /s/ Ronald R. Harder
                                          -----------------------------
                                          Ronald R. Harder
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.




                                          /s/ John S. Holbrook, Jr.
                                          -----------------------------
                                          John S. Holbrook, Jr.
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of February, 2000.




                                          /s/ William R. Hutchinson
                                          -----------------------------
                                          William R. Hutchinson
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of February, 2000.




                                          /s/ Robert P. Konopacky
                                          -----------------------------
                                          Robert P. Konopacky
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of February, 2000.




                                          /s/ George R. Leach
                                          -----------------------------
                                          George R. Leach
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 2000.




                                          /s/ John C. Meng
                                          -----------------------------
                                          John C. Meng
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 2000.




                                          /s/ J. Douglas Quick
                                          -----------------------------
                                          J. Douglas Quick
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of February, 2000.




                                          /s/ John C. Seramur
                                          -----------------------------
                                          John C. Seramur
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.




                                          /s/ John H. Sproule
                                          -----------------------------
                                          John H. Sproule
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.




                                          /s/ Ralph R. Staven
                                          -----------------------------
                                          Ralph R. Staven
                                          Director

                          DIRECTOR'S POWER OF ATTORNEY
                          ----------------------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to
Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1999, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

        Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2000.




                                          /s/ Norman L. Wanta
                                          -----------------------------
                                          Norman L. Wanta
                                          Director